SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant To Section 14(a) of
                       the Securities Exchange Act of 1934

                               ------------------

Filed by the Registrant   |X|

Filed by a Party other than the Registrant   |_|

Check the appropriate box:

  |_|    Preliminary Proxy Statement

  |X|    Definitive Proxy Statement        |_|    Confidential, For Use of
                                                  the Commission Only (as
  |_|    Definitive Additional                    permitted by Rule 14a-6(e)(2))
          Materials

  |_|    Soliciting Material Under
          Rule 14a-12

                               Novoste Corporation
             (Exact name of Registrant as specified in its charter)



    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
                               ------------------

Payment of Filing Fee (Check the appropriate box):

        |X|    No fee required.

        |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        |_|    Fee paid previously with preliminary materials.

        |_|    Check the box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                               NOVOSTE CORPORATION
                          3890 Steve Reynolds Boulevard
                             Norcross, Georgia 30093
                                 (770) 717-0904

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 11, 2000

To the Shareholders of
  NOVOSTE CORPORATION

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Novoste Corporation (the "Company") will be held at the Atlanta Marriott Gwinnett Place, 1775 Pleasant Hill Road in Duluth, Georgia, on Thursday, May 11, 2000 at 9:00 a.m., local time, to consider and act upon the following proposals:

      1. To elect three (3) Class I Directors to serve until the 2003 Annual Meeting of Shareholders.

      2. To approve amendments (collectively, the "Option Plan Amendment") to the Company's Amended and Restated Stock Option Plan (the "Option Plan"), which Option Plan Amendment will (i) increase the number of shares of Common Stock reserved for issuance under the Option Plan by 800,000 shares to 4,900,000 shares and (ii) require Shareholder approval of any amendment to the Option Plan if such amendment would
            (a) decrease the grant or exercise price of any option to less than Fair Market Value (as defined in the Option Plan) on the date of grant or (b) increase the total number of shares that may be distributed under the Option Plan.

      3.    To approve the Employee Stock Purchase Plan (the "Purchase Plan").

      4. To ratify the reappointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2000.

      5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Only holders of record of the Company's Common Stock at the close of business on Friday, March 24, 2000, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting.

      We have also enclosed our 1999 Annual Report to Shareholders.

                                            By Order of the Board of Directors,


                                            Cheryl R. Johnson
                                            Secretary

Norcross, Georgia
April 7, 2000

     SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEEETING
       IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
             AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                               Novoste Corporation
                          3890 Steve Reynolds Boulevard
                             Norcross, Georgia 30093
                                 (770) 717-0904

                                   -----------

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                           To Be Held On May 11, 2000

                                   -----------

                                  INTRODUCTION

General

      This Proxy Statement is being furnished to holders of Common Stock, par value $.01 per share (the "Common Stock"), of Novoste Corporation, a Florida corporation, in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Annual Meeting of Shareholders to be held on Thursday, May 11, 2000, at the Atlanta Marriott Gwinnett Place, in Duluth, Georgia, at 9:00 a.m., local time, and any and all adjournments or postponements thereof (the "Annual Meeting"). The cost of the solicitation will be borne by the Company. This Proxy Statement is being first mailed to holders of the Common Stock on or about April 7, 2000.

      All references in this Proxy Statement to "Novoste, " the "Company," "we," "us, " and "our" refer to Novoste Corporation.

Matters to be considered at the Annual Meeting

      At the Annual Meeting, the shareholders will be asked to consider and vote upon the following proposals:

      1. To elect three (3) Class I Directors to serve until the 2003 Annual Meeting of Shareholders.

      2. To approve amendments (collectively, the "Option Plan Amendment") to the Company's Amended and Restated Stock Option Plan (the "Option Plan"), which Option Plan Amendment will (i) increase the number of shares of Common Stock reserved for issuance under the Option Plan by 800,000 shares to 4,900,000 shares and (ii) require Shareholder approval of any amendment to the Option Plan if such amendment would
            (a) decrease the grant or exercise price of any option to less than Fair Market Value (as defined in the Option Plan) on the date of grant or (b) increase the total number of shares that may be distributed under the Option Plan.

      3.    To approve the Employee Stock Purchase Plan (the "Purchase Plan").

      4. To ratify the reappointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2000.

      5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting at the Annual Meeting

      Only holders of record of Common Stock at the close of business on Friday, March 24, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting, each such holder of record being entitled to one vote per share of Common Stock on each matter to be considered at the Annual Meeting. On the Record Date, there were 14,391,753 shares of Common Stock issued and outstanding.

      The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting (7,195,877 shares of the 14,391,753 shares outstanding) is necessary to constitute a quorum at the Annual Meeting. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (so called "broker non-votes"), those shares will be included in the calculation of whether a quorum is present at the Annual Meeting (i.e., such shares will be deemed to be "present" at the Annual Meeting). Although abstentions and broker non-votes count for quorum purposes, they do not count as votes for or against a proposal and will not affect the voting results. If a quorum is present, the plurality vote of the total votes cast by the holders of Common Stock is required to elect the three (3) Class I Directors. The approval of the Option Plan Amendment, the approval of the Purchase Plan and the ratification of the reappointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2000 will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

      If the enclosed proxy card is properly executed and returned to the Company prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, subject to the following conditions:

      Election of Directors. Shares represented by a proxy that is marked "WITHHELD" as to a vote for (i) three (3) nominees for Class I Directors or (ii) any individual nominee(s) for election as directors and are not otherwise marked "FOR" the other nominees, will not be counted in determining whether a plurality vote has been received for the election of directors. In the absence of instructions, shares represented by a proxy will be voted FOR all three (3) nominees. In instances of broker non-votes, those shares will be deemed to have voted "WITHHELD" as to the election of all three (3) nominees.

      Other Proposals. Shares represented by a proxy that is marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In the absence of instructions, shares represented by a proxy will be voted FOR all of the proposals set forth in the Notice of Annual Meeting and at the discretion of the proxies on any other matters that may properly come before the Annual Meeting. In instances of broker non-votes, those shares will be deemed to have voted "ABSTAIN" on any other proposal.

      At any time prior to its exercise, a proxy may be revoked by the holder of the Common Stock granting it by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement or by attending the Annual Meeting and voting in person.

      Proxies may be solicited on behalf of the Board by mail, telephone, and telecopy or in person, and the Company will pay solicitation costs. Directors, officers and regular employees of the Company may solicit proxies by such methods without additional compensation. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorizations for the execution of proxy cards and, upon request, will be reimbursed by the Company for their reasonable expenses.

Table of Contents
                                                                          Page
                                                                          ----
Security Ownership of Certain Beneficial Owners and Management ..........   4

Election of Directors ...................................................   5

Executive Compensation ..................................................   9

Report of Stock Option and Compensation Committee
of Board of Directors on Executive Compensation .........................  13

Stock Performance Graph .................................................  15

Section 16 Proxy Statement Disclosure ...................................  16

Approval of Amendments to Amended and Restated Stock Option Plan ........  16

Approval of the Employee Stock Purchase Plan ............................  23

Ratification of Reappointment of Independent Auditors ...................  26

Other Business ..........................................................  26

Shareholder Proposals ...................................................  26

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially five percent or more of the outstanding Common Stock, together with their respective addresses, (ii) each director and nominee for election as director, (iii) each executive officer named in the Summary Compensation Table under "Executive Compensation" on page 4 of this Proxy Statement and (iv) all executive officers and directors as a group:

                                                         Number(1)   Percentage
                                                        ----------  ------------

        Thomas D. Weldon(2)(3) .......................    647,952       4.5%

        Charles E. Larsen ............................    576,161       4.0
        President and Fellows of Harvard College(4)
          c/o Harvard Management Co., Inc.
          600 Atlantic Avenue
          Boston, MA 02210 ...........................    857,000       6.0

        Capital Guardian Trust (5)
          11100 Santa Monica Boulevard
          15th Floor
          Los Angeles, CA  90025 .....................  1,059,500       7.4

        Norman R. Weldon, Ph.D.(3)(6) ................    375,571       2.6

        William A. Hawkins ...........................    125,500         *

        David N. Gill (7) ............................      2,500         *

        Raoul Bonan, M.D .............................     45,065         *

        Michel Lussier ...............................     22,000         *

        Joan Macdonald, Ph.D .........................     98,767         *

        J. Stephen Holmes ............................     31,500         *

        William E. Whitmer ...........................     31,000         *

        Stephen I. Shapiro ...........................     27,813         *

        Pieter J. Schiller ...........................     25,718         *

        Donald C. Harrison, M.D ......................     12,500         *

        All executive officers and directors as a
          group (16 persons)(8) ......................  2,031,085      13.8%
------------------
 * Less than 1%.

(1) A person is deemed to be the beneficial owner of common stock that can be acquired within 60 days from March 24, 2000 upon the exercise of options, and that person's options are assumed to have been exercised (and the underlying shares of common stock outstanding) in determining such person's percentage ownership. Accordingly, the following shares issuable upon exercise of options have been included in the shares beneficially owned by the following persons: Donald C. Harrison, M.D. - 12,500 shares;
      J. Stephen Holmes - 27,500 shares; William E. Whitmer - 27,500 shares; Pieter J. Schiller - 17,500 shares; Norman R. Weldon - 12,500 shares; Stephen I. Shapiro - 17,500 shares; William A. Hawkins - 85,000 shares; Raoul Bonan - 44,000 shares; Michel Lussier - 21,250 shares; and Joan Macdonald, Ph.D. - 74,267 shares.

(2) Includes 10,000 shares held in trust for the benefit of Mr. Weldon's children and 5,000 shares held by Mr. Weldon as custodian for his nephew.

(3) Includes 112,571 shares held by The Weldon Foundation, Inc., a Florida not-for-profit corporation in which Thomas D. Weldon and Norman R. Weldon are directors. Mr. Weldon and Dr. Weldon disclaim beneficial ownership of all shares held by The Weldon Foundation, Inc.

(4) Based upon an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 11, 2000 by President and Fellows of Harvard College. President and Fellows of Harvard College has the sole power to vote and dispose of the shares.

(5) Based upon a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2000 by Capital Group International Inc. and Capital Guardian Trust Company. Capital Group International, Inc. is the parent holding company of a group of investment management companies, including Capital Guardian Trust Company. Capital Group International, Inc. does not have investment power or voting power over any of the shares reported herein; however, Capital Group International, Inc. may be deemed to "beneficially own" such shares by virtue of Rule 13d-3 under the Securities Exchange Act of 1934. Capital Guardian Trust Company, a bank as defined in Section 3(a)6 of the Securities Exchange Act of 1934, is deemed to be the beneficial owner of 1,059,500 shares as a result of its serving as the investment manager of various institutional accounts. Capital Guardian Trust Company has the sole power to vote 684,000 shares and the sole power to dispose of 1,059,5000 shares.

(6) Includes 14,250 shares held by Dr. Weldon's spouse but excludes all shares held by Dr. Weldon's adult children, none of whom reside with Dr. Weldon.

(7) Mr. Gill resigned as an executive officer of the Company on March 10, 2000.

(8) See notes 1, 2, 3 and 7 above. Also includes 123,900 shares of common stock and 96,476 shares of common stock that can be acquired within 60 days from March 24, 2000, upon exercise of options held by executive officers not named in the Summary Compensation Table below.

                              ELECTION OF DIRECTORS

      Under its Amended and Restated Articles of Incorporation, the Company's Board of Directors is divided into three classes of directors (Classes I, II and III), each of which has a three-year term. The Class I Directors have a term that expires at this Annual Meeting, the Class II Directors have a term expiring at the 2001 Annual Meeting of the Shareholders, and the Class III Directors have a term expiring at the 2002 Annual Meeting of Shareholders. At each Annual Meeting of Shareholders, the successors to directors of a class whose term shall then expire shall be elected to serve from the time of election and qualification until the third Annual Meeting of Shareholders following election and until a successor has been duly elected and qualified.

      The Amended and Restated Articles of Incorporation provides that the number of directors will be fixed from time to time exclusively by the Board of Directors, but shall consist of not more than 12 nor less than 6 directors with no class of directors consisting of more than 4 nor less than 2 directors. A vacancy on the Board may be filled by vote of a majority of the Board of Directors then in office and shall serve until the next Annual Meeting of Shareholders. Each Class of Directors currently consists of three directors.

      Directors whose terms expire are eligible for renomination. At this Annual Meeting, three (3) Class I Directors are to be elected to hold office until the 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

      Unless otherwise specifically directed by shareholders executing proxies, it is intended that all proxies in the accompanying form received in time for the Annual Meeting will be voted at the Annual Meeting FOR the election of the three (3) nominees as Class I Directors named below. All such nominees are currently directors of the Company. In the event any nominee should become unavailable for election for any presently unforeseen reason, it is intended that the proxies will be voted for such substitute nominee as may be designated by the present Board of Directors. If a quorum is present, a plurality vote of the total votes cast by the holders of Common Stock is required to elect the three (3) Class I Directors. In instances of broker non-votes, those shares will not be included in the vote totals and therefore will have no effect on the election of directors.

      Each nominee's name, age, the year first elected as a director, office with the Company, and certain biographical information are set forth below:

                                     Year First
Name                     Age     Served as a Director     Position
--------------------    -----   ----------------------   ----------

J. Stephen Holmes         56            1992              Director

Stephen I. Shapiro        55            1996              Director

William E. Whitmer        66            1992              Director


                                     CLASS I
                 DIRECTORS NOMINATED FOR TERMS EXPIRING IN 2003

      J. Stephen Holmes. Mr. Holmes has served as a Director of the Company since October 1992. He became President of Weck Closure Systems, a medical device company, in February 1998. For two years prior thereto, Mr. Holmes was Executive Manager of Saber Endoscopy, LLC, a medical device company he formed in February 1996. From 1992 through 1995, Mr. Holmes was a private investor, having founded several start-ups from 1979 through 1991, including Adler Instrument Company, Inc., SOLOS Ophthalmology, Inc. and SOLOS Endoscopy, Inc., which he founded in 1982, 1988 and 1990, respectively, and in which he sold his interests in 1988, 1991 and 1991, respectively. Mr. Holmes received a B.S. in Marketing from the University of Evansville.

      Stephen I. Shapiro. Mr. Shapiro has served as a Director of the Company since October 1996. Mr. Shapiro previously served as a Director of the company from August 1995 until his resignation in March 1996. Since 1982, he has been a Managing Principal of The Wilkerson Group, now integrated into IBM's healthcare consulting group with clients in the health care industry. Since 1999, he has also been employed with two venture capital firms, Advanced Technology Ventures and Galen Associates. From 1970 to 1982, Mr. Shapiro held a variety of technical management and strategic planning positions with Union Carbide Clinical Diagnostics and Becton Dickinson and Company. Mr. Shapiro received a B.S. degree in Chemical Engineering from the Massachusetts Institute of Technology and an M.S. degree in Chemical Engineering from the University of California at Berkeley.

      William E. Whitmer. Mr. Whitmer has served as a Director of the Company since October 1992. Mr. Whitmer is a Certified Public Accountant and management consultant. From 1989 until his retirement in 1992, he was a partner of Ernst & Young, having served as the Associate Managing Director of that firm's southern United States management consulting group. From 1968 through 1989, Mr. Whitmer was a partner of Arthur Young & Company, having served as the Managing Partner of its East and Southeast United States regions of the management consulting practice from 1975 through 1989. Mr. Whitmer received a B.A. in Economics from Denison University.


                                    CLASS II
                      DIRECTORS WHOSE TERMS EXPIRE IN 2001

      William A. Hawkins. Mr. Hawkins, age 45, was elected Director in May 1998, and became President in June 1998 and Chief Executive Officer in April 1999. From April 1997 to May 1998, Mr. Hawkins was a Corporate Vice President of American Home Products Corporation and President of its Sherwood Davis & Geck division. He is a past board member of the Health Industry Manufacturers Association (HIMA). Since January 1995, he has been a director of PharmaNetics, Inc., a Nasdaq-listed company. From October 1995 until April 1997, Mr. Hawkins was President of Ethicon Endo-Surgery, Inc., a medical device subsidiary of Johnson & Johnson. From January 1995 to October 1995, Mr. Hawkins served as Vice President in charge of United States operations of Guidant Corporation and President of Devices for Vascular Intervention, a medical device company and a subsidiary of Guidant. Prior to joining Guidant, Mr. Hawkins held several positions with IVAC Corporation, a medical device company, most recently serving as President and Chief Executive Officer from 1991 until 1995. Mr. Hawkins holds a B.S. in Engineering and Biomedical Engineering from Duke University and an M.B.A. from the University of Virginia.

      Pieter J. Schiller. Mr. Schiller, age 61, has served as a Director of the Company since March 1996. Mr. Schiller has served as a Director of CollaGenex Pharmaceuticals, Inc. since September 1995. Since 1987, Mr. Schiller has been a general partner of ATV, a venture capital firm located in Boston, Massachusetts, where he specializes in health care investing. Mr. Schiller served Allied Signal and its predecessor companies from 1961 through 1986 in various capacities, including Treasurer and vice-president, Planning and Development. From 1983 to 1986, he served as Executive Vice-President of Allied Health and Scientific Products Company, a multi-national manufacturer of biomedical and analytical instruments and supplies. Mr. Schiller received his M.B.A. from New York University and a B.A. in Economics from Middlebury College.

      Donald C. Harrison, M.D. Dr. Harrison, age 65, was elected a Director of the Company in December 1998. He has been Professor of Medicine and Cardiology, University of Cincinnati, and Senior Vice President and Provost for Health Affairs, University of Cincinnati Medical Center, since 1986. Dr. Harrison has been a director of EP Technologies, Inc., InControl Inc. and SciMed Life Systems, Inc., and is a member of the Medical Advisory Boards of Hewlett Packard Company, Syntex Corporation and The Proctor & Gamble Company. He is a past President of the American Heart Association and was Chief of Cardiology at Stanford University School of Medicine. Dr. Harrison holds an M.D. from University of Alabama School of Medicine and a B.S. in Chemistry from Birmingham Southern College.

                                    CLASS III
                      DIRECTORS WHOSE TERMS EXPIRE IN 2002

      Norman R. Weldon, Ph.D. Dr. Weldon, age 65, co-founded the Company and was Chairman of the Board from our capitalization in May 1992 until May 1998. Dr. Weldon is Treasurer and Managing Director of Partisan Management Group, a venture capital fund he co-founded in 1993. From 1986 until May 1996, Dr. Weldon served as President and Chief Executive Officer and as a Director of Corvita Corporation, a medical device company Dr. Weldon co-founded in 1986. In July 1996 Pfizer Inc. consummated its acquisition of Corvita. From 1979 to 1987, Dr. Weldon served as President and Chief Executive Officer of Cordis Corporation. From 1964 to 1979, Dr. Weldon served CTS Corporation in various capacities, including as its President and Chief Executive Officer beginning in 1976. Dr. Weldon received, from Purdue University, a Ph.D. in Economics, an M.S. in Industrial Management and a B.S. in Biochemistry. Dr. Weldon is the father of Mr. Thomas D. Weldon.

      Thomas D. Weldon. Mr. Weldon, age 44, co-founded the Company and has served as a Director since our capitalization in May 1992. In June 1998, Mr. Weldon became Chairman of the Company. From May 1992 through March 1999, Mr. Weldon also served as Chief Executive Officer of the Company. Mr. Weldon co-founded and was President, Chief Executive Officer and a Director of Novoste Puerto Rico Inc., a manufacturer of disposable cardiovascular medical devices, from 1987 to May 1992, prior to its sale. Previous responsibilities included management positions at Arthur Young & Company and Key Pharmaceuticals. Mr. Weldon received a B.S. in Industrial Engineering from Purdue University and an M.B.A. in Operations and Systems Management from Indiana University.

      Charles E. Larsen. Mr. Larsen, age 48, co-founded the Company and has served as a Director since our capitalization in May 1992. Since February 28, 1997, Mr. Larsen has been Senior Vice President and Chief Technical Officer of the Company, having served from May 1992 through February 1997 as our Chief Operating Officer. Mr. Larsen co-founded and was Vice President and Director of Novoste Puerto Rico, Inc. from 1987 to May 1992. From 1983 through 1987, Mr. Larsen was a manager of manufacturing engineering at Cordis Corporation. Mr. Larsen received a B.S. in Mechanical Engineering from New Jersey Institute of Technology.

Meetings and Committees

      During 1999, there were seven meetings of the Board of Directors. No director attended fewer than 75% of the aggregate number of meetings of the Board held during the period in 1999 in which he was a director and the total number of meetings held by all committees of the Board during the period in 1999 in which he served on such committees. The Board did not take any actions in 1999 by unanimous written consent without a meeting.

      The Audit Committee (the "Audit Committee"), which was formed and became effective on March 29, 1996, is currently comprised of William E. Whitmer, Chairman, Pieter J. Schiller and Donald C. Harrison. The Audit Committee reviews the audit and financial procedures of the Company and recommends any changes with respect thereto to the Board of Directors. The Audit Committee met three times during 1999. The Audit Committee did not take any actions in 1999 by unanimous written consent without a meeting.

      The Stock Option and Compensation Committee (the "Committee"), which was formed and became effective on March 29, 1996, is currently comprised of J. Stephen Holmes, Chairman, and Stephen I. Shapiro. The Committee establishes compensation policies and approves compensation for the executive officers of the Company, as well as administers the Plan. The Committee met nine times during 1999.

      The Company does not have a standing nominating committee.

                             EXECUTIVE COMPENSATION

      The following table sets forth a summary of the compensation paid or accrued by us during 1997, 1998 and 1999 to (1) our Chief Executive Officer and
(2) the four other most highly compensated executive officers who were serving as executive officers at the end of 1999 and whose compensation during 1999 exceeded $100,000:

                           Summary Compensation Table

                                                                                               Long-Term Compensation
                                                                                               ----------------------
                                                     Annual Compensation                                  Common
                                                     -------------------                                  Stock
            Name And                                                    Other Annual     Restricted     Underlying    All Other
       Principal Position          Year     Salary          Bonus       Compensation    Stock Awards    Options(1)  Compensation(7)
       ------------------          ----     ------          -----       ------------    ------------    ----------  ---------------
Thomas D. Weldon ..............    1999    $193,769       $ 46,505                                                  $  2,769
  Chairman and CEO (2) ........    1998     242,923         84,219             --              --             --       1,974
                                   1997     182,500         19,600             --                             --       1,460

William A. Hawkins(2) .........    1999     287,500         72,000                       $518,750(4)      25,000       2,769
  President and CEO ...........    1998     160,417         49,127       $ 91,635(3)      360,500(5)     460,000       2,056

David N. Gill (13) ............    1999     219,300         53,664                        235,625(6)      60,000       3,333
  Chief Operating Officer .....    1998     201,578         59,743             --              --         30,000       3,333
  and Chief Financial Officer .    1997     160,000         28,200         25,000(3)           --         35,000       2,250

Raoul Bonan, M.D ..............    1999     177,576(9)      40,000         15,454(3)                                  83,333(10)
  VP -- Clinical Affairs ......    1998     125,277        207,000(8)      16,028(3)                     125,000       2,343

Michel Lussier ................    1999     139,493         43,248         31,341(11)                     10,000      11,957(12)
  VP - European Operations ....    1998      33,343             --                                        98,900

Joan Macdonald, Ph.D ..........    1999     140,550         28,600                                        10,000       2,439
  VP - Regulatory Affairs .....    1998     130,449         33,207                                        25,000       2,240
                                   1997     117,500         13,800                                                     1,599

-----------------------

(1) See "Stock Options" below for the exercise price and vesting terms of the options granted.

(2) On April 1, 1999 Mr. Hawkins succeeded Mr. Weldon as Chief Executive
    Officer.

(3) Consists of reimbursement of moving and temporary living expenses.

(4) Consists of 25,000 restricted shares, with the value based upon the $20.75 per share closing sales price of our common stock on July 1, 1999. These shares contain restrictions which lapse at the annual rate of 8,333 shares, commencing July 1, 2000.

(5) Consists of 14,000 restricted shares, with the value based upon the $25.75 per share closing sale price of our common stock on June 1, 1998, the date on which Mr. Hawkins commenced employment, a condition of the award. These shares contain restrictions, which lapse at the annual rate of 3,500 shares, commencing June 1, 1999.

(6) Consists of 10,000 restricted shares, with the value based upon the $23.56 per share closing sales price of our common stock on February 8, 1999. These shares contain restrictions, which lapse at the annual rate of 2,500 shares, commencing February 8, 2000.

(7) Consists of employer contributions to the Defined Contribution 401(k) Plan, except for Dr. Bonan.

(8) Of which $154,500 consists of the issuance of 6,000 shares of common stock on June 1, 1998, based on the $25.75 per share closing sale price of our common stock on that date, which was the date Dr. Bonan's employment commenced, a condition of this sign-on bonus.

(9) Part-time employee effective September 1, 1999 until August 31, 2000.

(10) Consists of a loan in the amount of $80,000, which the Company has agreed to forgive on August 31, 2000, and $3,333 of employer contributions to the Defined Contribution 401(K) Plan.

(11) Consists of payments made to the Belgian social security system and a private pension plan.

(12) Consists of an automobile allowance.

(13) Mr. Gill resigned as an executive officer of the Company on March 10, 2000.

Stock Options

      The following table sets forth certain information concerning options granted in 1999 to executive officers named in the Summary Compensation Table:

                              Option Grants In 1999

                                                                                            Potential Realizable Value at
                                                                                                Assumed Annual Rates of
                              Number of         % of Total                                    Stock Price Appreciation for
                             Securities           Options                                          Option Term(2)
                             Underlying         Granted to      Exercise                           --------------
                              Options          Employees in      Price          Expiration
        Name                 Granted(1)        Fiscal Year     Per Share           Date           5%                 10%
-------------------         ------------      --------------  -----------     -------------   ----------       ------------
William A. Hawkins             25,000              4.6%          11.00           10/26/09    $  172,946         $  438,279

David N. Gill ....             50,000              9.2%          23.56           02/08/09       740,838          1,877,429
                               10,000              1.8%          11.00           10/26/09        69,178            175,312

Michel Lussier ...             10,000              1.8%          11.00           10/26/09        69,178            175,312

Joan Macdonald ...             10,000              1.8%          11.00           10/26/09        69,178            175,312

----------------------

(1) All options become fully exercisable upon a Change of Control (as defined in our stock option plan covering employees). Each grant consists of ten-year options granted under the stock option plan covering employees, exercisable cumulatively at the annual rate of one quarter of the number of underlying shares, generally commencing one year from the date of grant.

(2) Amounts reported in this column represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation of the common stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission. Actual gains, if any, in option exercises are dependent on the time of such exercise and the future performance of the common stock.

Option Exercises and Holdings

      The following table sets forth certain information concerning the number and value realized of options exercised during 1999, and the number and value of unexercised options held as at December 31, 1999, by the individuals named in the Summary Compensation Table.

   Aggregated Option Exercises in 1999 and Option Values at December 31, 1999

                                                                 Number of Unexercised           Value of Unexercised
                                                                      Options at                In-the-Money Options at
                                                                  December 31, 1999               December 31, 1999(1)
                             Shares                               -----------------               --------------------
                          Acquired on
     Name                   Exercise     Value Realized      Exercisable     Unexercisable    Exercisable     Unexercisable
     ----                   --------     --------------      -----------     -------------    -----------     -------------
Thomas D. Weldon ........   388,375       $7,233,484               --               --       $       --       $       --

William A. Hawkins ......                                      90,000          395,000          142,500          565,000

David N. Gill ...........     5,000           69,063           55,000          113,750          185,625          164,688

Raoul Bonan, M.D ........                                      50,000           75,000          118,750               --

Michael Lussier .........                                      35,150           73,750          166,963          357,813

Joan Macdonald ..........    20,000          156,000           58,434           34,166          423,330           73,750

--------------

(1) Based on the closing sale price of the common stock as of December 31, 1999 ($16.50 per share) minus the applicable exercise price.

Employment Agreements

      Agreement with William A. Hawkins. William A. Hawkins has an employment agreement with us, under which he serves as our President and Chief Executive Officer and reports to our Chairman.

      Under his employment agreement, Mr. Hawkins currently receives a base salary of $300,000 per year. Under his agreement, Mr. Hawkins also received stock options and restricted shares upon commencement of his employment. We have described these options and restricted shares in the "Summary Compensation Table" and "Stock Options" above.

      Under his employment agreement, Mr. Hawkins also is entitled to participate in our discretionary annual incentive cash plan for executive officers, established to reward participating individuals for their contribution to the accomplishment of key annual corporate objectives. The amount of any bonus is determined at the discretion of the compensation committee.

      We may terminate Mr. Hawkins' employment for Cause without any further liability to us. We also may terminate Mr. Hawkins' employment for Unsatisfactory Performance, which means termination following a vote of no confidence based upon his unsatisfactory performance of his employment duties by a majority of our whole Board (excluding Mr. Hawkins). Upon such a termination, Mr. Hawkins is entitled to a lump sum, cash severance payment within 60 days of the date of termination of employment equal to 240% of his annual base salary in effect on the date of termination of employment. Based upon his current annual salary, this payment would aggregate $720,000. If we terminate Mr. Hawkins for Unsatisfactory Performance, he would also be entitled to acceleration of the vesting of his options and restricted shares to the extent described in "Stock Options" and the "Summary Compensation Table" above.

      We also may terminate Mr. Hawkins' employment for any other reason or no reason upon 30 days' prior written notice but subject to the severance payment described below.

      Mr. Hawkins' employment agreement also terminates upon his death or permanent disability. Mr. Hawkins may terminate his employment at any time on 90 days' notice to us and may also terminate his employment at any time for Good Reason. Good Reason means, subject to certain limitations:

      o our material breach of or default under the employment agreement, which is not cured by us within 30 days after our receipt of prior written notice from Mr. Hawkins;

      o a material reduction in Mr. Hawkins' duties or a material interference with the exercise of Mr. Hawkins' authority by the Board (not arising from any disabling physical or mental disability Mr. Hawkins may sustain) which would be inconsistent with his position as President and Chief Executive Officer which is not remedied by our Board within 30 days after its receipt of prior written notice from Mr. Hawkins; or

      o a relocation of our principal executive offices to a location whose distance is more than twenty-five (25) miles from its location at June 1, 1998, and which relocation was not approved by Mr. Hawkins.

      Upon our termination of Mr. Hawkins' employment for any reason other than Cause or Unsatisfactory Performance or his termination of employment for Good Reason, Mr. Hawkins is entitled to a lump sum, cash severance payment within 60 days of the date of termination of employment equal to 360% of his annual base salary in effect on the date of termination of employment. Based upon his current annual salary, this payment would aggregate $1,080,000. Mr. Hawkins would also be entitled to the full acceleration of the vesting of his options and restricted shares as described in the Option Grant Table and Summary Compensation Table above.

      Agreement with Dr. Bonan. Dr. Raoul Bonan has an employment agreement with us, under which he serves as our Vice President and Medical Officer and reports directly to our President. Under his original employment agreement, Dr. Bonan received a base salary of $200,000 per year, which was increased to $220,000 on June 1, 1999, and received options and shares of common stock upon commencement of his employment. We have described these options and shares in the "Summary Compensation Table" and "Stock Options" above.

      Effective September 1, 1999 Dr. Bonan returned to clinical practice at the Montreal Heart Institute and became a part-time employee of the Company. The terms of his employment contract were amended such that Dr. Bonan's salary for the period September 1, 1999 to August 31, 2000 is $70,000, payable in bi-weekly installments of $2,692. In addition, the contract amendments included a loan to Dr. Bonan in the amount of $80,000 which will be forgiven upon the successful completion of the contract on August 31, 2000.

      Each of the other individuals named in the Summary Compensation Table is employed at will. All individuals named in the Summary Compensation Table are subject to agreements containing certain non-competition and confidentiality provisions.

Consulting Agreements

      On May 3, 1999 Mr. Charles E. Larsen resigned as an employee and became a technical consultant to the Company under an agreement with a one-year term. An aggregate of $86,154 in consulting fees were paid to Mr. Larsen during 1999.

Stock Option Plans

      Under our stock option plan, initially approved in 1992, we currently have an aggregate of 4,100,000 shares reserved for issuance upon exercise of options thereunder. Under this plan, incentive stock options, as defined in Section 422 of the Internal Revenue Code, may be granted to employees and non-incentive stock options may be granted to employees, officers, consultants and independent contractors, and such other persons as the Stock Option and Compensation Committee determines in its sole discretion, at exercise prices equal to at least 100% (with respect to incentive stock options) and at least 85% (with respect to non-incentive stock options) of the fair market value of our common stock on the date of grant. In addition to selecting the optionees, the Committee determines the number of shares of common stock subject to each option, the term of each stock option (not to exceed 10 years), the time or times when the option becomes exercisable, and otherwise administers this plan. Options granted under this plan are exercisable during an option holder's employment or engagement and for 45 days after termination. In certain instances, options may remain exercisable for a maximum of one year. All options under this plan accelerate upon a Change of Control other than performance based options, the acceleration of the exercise of which are determined by the Committee at the time of the change in control. A Change of Control means (1) the sale or other disposition to a person, entity or group (as defined in Rule 13d-5 under the Exchange Act) of 50% or more of the company's consolidated assets, (2) the acquisition of 50% or more of the company's outstanding common stock by a person or group (as defined in Rule 13d-5) or (3) if the majority of the company's board of directors consists of persons other than continuing directors (those approved for nomination by a majority of the board of directors). As of March 24, 2000, options to purchase 3,951,651 shares of common stock have been granted under this plan.

Compensation of Directors

      Non-employee directors are reimbursed their expenses and receive a fee of $2,000 per Board meeting attended. Such directors who are members of a committee of the Board of Directors receive a fee of $2,000 annually per committee in which such director is a member, regardless of the number of committee meetings attended by such director during the course of the year. On November 12, 1999 the Board granted each of its non-employee directors a five-year non-incentive stock option to purchase 5,000 shares of our common stock at an exercise price of $13.75 per share. All of these options become exercisable at the earlier of March 31, 2001 or the date of the 2001 Annual Meeting. Vesting of these options ceases on such date as the option holder ceases to serve as a director. As of March 24, 2000, options to purchase 145,000 shares of common stock have been granted under this plan.

              REPORT OF STOCK OPTION AND COMPENSATION COMMITTEE OF
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      The following is provided to shareholders by the members of the Stock Option and Compensation Committee of the Board of Directors:

      The Committee, comprised of two non-employee directors, is responsible for the administration of the Company's compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Company's compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to the Company's performance and shareholder return.

Compensation Philosophy

      The primary goal of the Company is to align compensation with the Company's business objectives and performance. The Company's aim is to attract, retain and reward executive officers and other key employees who contribute to the long-term shareholder value. To establish the relationship between executive compensation and the creation of shareholder value, the Committee has adopted a total compensation package comprised of base salary, bonus and stock option awards. Key elements of the compensation philosophy are:

      - The Company pays competitively relative to leading medical device companies with which the Company competes for talent.

      - The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

      - The Company provides significant equity-based incentives for executives and other key employees to ensure that individuals are motivated over the long term to respond to the Company's business challenges and opportunities as owners and not just as employees.

Compensation Program

      The Company's executive compensation program has three major components, all of which are intended to attract, retain and motivate executive officers consistent with the philosophy set forth above. The Committee considers these components of compensation individually, as well as collectively, in determining total compensation for executive officers.

      1. Base salary. Each year the committee establishes base salaries for individual executive officers based upon (i) industry and peer group surveys,
(ii) responsibilities, scope and complexity of each position, and (iii) performance judgments as to each individual's past and expected future contributions.

      The Committee reviews with the Chief Executive Officer and approves, with appropriate modifications, an annual base salary plan for the Company's executive officers other than the Chief Executive Officer. The Committee reviews and fixes the base salary of the Chief Executive Officer based on similar competitive compensation data and the Committee's assessment of his past performance and its expectations as to his future contributions in leading the Company.

      2. Annual cash (short-term) incentives. The Company has a discretionary, annual cash incentive plan to provide a direct linkage between individual pay and accomplishing key annual corporate objectives.

      Target annual bonus awards are established for executive officers based upon peer group surveys and range from 25% to 30 % of salary. Each officer who served in an executive capacity during and at the end of 1999, including the Chief Executive Officer, received a bonus for such service ranging in amount from approximately 20% to approximately 24% of base salary. The bonus award to the Chief Executive Officer for 1999 was approximately 24% of his base salary. In establishing the bonus amounts for 1999, the Committee considered the attainment of certain key overall corporate goals and objectives, focusing particularly on the Company's clinical trial progress, commercial sales of the Beta-Cath(TM) System, product development during the year, and incurring a net loss of not more than $30 million for 1999 and determined that the Company met 80% of its corporate goals and objectives. Each executive officer's 1999 bonus equaled 80% of their potential bonus.

      3. Equity-based incentive compensation. The Company's primary long-term incentive program consists of its employee stock option plan. This stock option plan generally utilizes a four-year vesting period (although some stock options granted to key executives contain performance-based criteria or accelerated vesting features) to encourage key executives to continue in the employ of the Company. Through stock option grants, executives receive significant equity incentives to build long-term shareholder value. With respect to incentive stock options, the exercise price of such options granted under this stock option plan is 100% of the fair market value of the underlying stock on the date of grant, and with respect to non-qualified stock options, the exercise price of such options granted under this stock option plan is no less than 85% of the fair market value of the underlying stock on the date of grant. Employees receive value from these grants only if the Common Stock appreciates over the long term.

      In 1999 the Committee granted stock options to five executive officers. In reaching its decisions, the Committee relied on its experience, the information gained in the hiring process for such officers, and the value of the officers' previously issued stock options.

      The Committee also grants restricted stock awards to key executives. The restricted stock awards often contain a four-year vesting period similar in nature to the four-year vesting period for stock options. These stock awards are intended to provide the same equity incentives as stock options but with the added benefit of not requiring payment of an exercise price prior to ownership of the underlying stock. In 1999, the Committee granted the Chief Executive Officer and the Chief Financial Officer restricted stock awards.

Compliance with Internal Revenue Code Section 162(m)

      The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code, as amended (the "Code"), adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, unless compensation is performance-based. Since the targeted cash compensation of each of the named executive officers is well below the $1 million threshold and the Committee believes that any options granted under the Company's stock option plan will meet the requirements of being performance-based under the transitional provisions provided in the regulations under Section 162(m), the Committee believes that Section 162(m) will not reduce the tax deduction available to the Company. The Company's policy is to qualify to the extent reasonable its executive officers' compensation for deductibility under applicable tax laws.

Dated: March 30, 2000

                                  Respectfully submitted,



                                  The Stock Option and Compensation Committee

                                  J. Stephen Holmes, Chairman
                                  Stephen I. Shapiro

      The foregoing Report of the Stock Option and Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

                             STOCK PERFORMANCE GRAPH

      The following graph shows a comparison of cumulative total shareholder returns for the Company's Common Stock, the Nasdaq Stock Market index for U.S. companies, and the Hambrecht & Quist Health Care-Excluding Biotechnology Index. The graph assumes the investment of $100 on May 23, 1996, the date of the Company's initial public offering. The performance shown is not necessarily indicative of future performance.

                 COMPARISON OF 43 MONTH CUMULATIVE TOTAL RETURN*
           AMONG NOVOSTE CORPORATION, NASDAQ STOCK MARKET (US) INDEX
        THE HAMBRECHT & QUIST HEALTHCARE (EXCLUDING BIOTECHNOLOGY) INDEX

   [The following table was depicted as a line graph in the printed material.]

                                                                                  Cumulative Total Return
                                                          -----------------------------------------------------------------------
                                                          5/23/1996    6/96     9/96    12/96     3/97     6/97     9/97    12/97
NOVOSTE CORPORATION                                         100.00    70.54    94.64    94.64   107.14   116.96   118.75   160.71
NASDAQ STOCK MARKET (U.S.)                                  100.00    99.87   103.43   108.54   102.66   121.46   142.02   133.00
HAMBRECHT & QUIST HEALTHCARE (EXCLUDING BIOTECHNOLOGY)      100.00    95.83   105.16   105.81   100.51   120.33   126.12   126.10

                                                                                  Cumulative Total Return
                                                          -----------------------------------------------------------------------
                                                            3/98     6/98     9/98    12/98     3/99     6/99      9/99    12/99
NOVOSTE CORPORATION                                       185.27   157.59    91.96   202.68   171.43   150.00    127.46   117.86
NASDAQ STOCK MARKET (U.S.)                                155.65   159.93   144.42   187.41   209.64   229.37    234.60   338.58
HAMBRECHT & QUIST HEALTHCARE (EXCLUDING BIOTECHNOLOGY)    143.39   146.09   128.96   153.22   145.98   149.80    129.40   134.08

                      SECTION 16 PROXY STATEMENT DISCLOSURE

      Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that officers, directors and holders of more than 10% of the Common Stock (collectively, "Reporting Persons") file reports of their trading in Company equity securities with the Securities and Exchange Commission. Based on a review of Section 16 forms filed by the Reporting Persons during the last fiscal year, the Company believes that the Reporting Persons complied with all applicable Section 16 filing requirements.

                 APPROVAL OF AMENDMENTS TO AMENDED AND RESTATED
                                STOCK OPTION PLAN

General

      On March 30, 2000, the Company amended its Stock Option Plan (the "Option Plan"), which had been first approved in 1992, to (i) increase, subject to shareholder approval, the aggregate number of shares of Common Stock reserved for issuance upon exercise of options granted thereunder by 800,000 to 4,900,000 and (ii) require Shareholder approval of any amendment to the Option Plan if such amendment would (a) decrease the grant or exercise price of any option to less than Fair Market Value (as defined in the Option Plan) on the date of grant or (b) increase the total number of shares that may be distributed under the Option Plan (the "Option Plan Amendment").

      The purpose of the Option Plan is to provide incentives for selected employees, officers, consultants and independent contractors of the Company to promote the financial success and progress of the Company by granting such persons options to purchase shares of Common Stock of the Company.

      As of the Record Date, options to purchase an aggregate of 3,951,651 shares have been granted under the Option Plan, of which options to purchase an aggregate of 1,741,473 shares are currently outstanding and options to purchase an aggregate of 2,210,178 shares have been exercised.

      On April 5, 2000, the most recent practical date prior to the printing of this Proxy Statement, the closing sale price of the Common Stock was $39 3/4 per share, as reported by The Nasdaq National Market.

Proposed Amendments

      The Option Plan Amendment provides for (i) the increase in the number of shares of Common Stock reserved for issuance thereunder by 800,000 shares to 4,900,000 shares and (ii) require Shareholder approval of any amendment to the Option Plan if such amendment would (a) decrease the grant or exercise price of any option to less than Fair Market Value (as defined in the Option Plan) on the date of grant or (b) increase the total number of shares that may be distributed under the Option Plan.

Explanation of Amendments

      Increase in the Number of Shares of Common Stock Reserved for Issuance Thereunder by 800,000 Shares to 4,900,000 Shares.

      Presently, the Option Plan provides for a total of 4,100,000 shares of Common Stock to be issued upon the exercise of incentive stock options (each an "ISO") and stock options not so qualified (each a "NQSO") that may be granted from time to time to persons eligible to receive such options pursuant to the Option Plan. As noted above, as of the Record Date, 148,349 shares remain reserved for issuance under the Option Plan for ISOs and NQSOs subsequently granted thereunder.

      To ensure that the number of shares reserved under the Option Plan is adequate to attract and hire executive officers, including a Chief Financial Officer and a Vice President of Sales and to establish a sales force in the United States to sell the Beta-Cath(TM) System, if and when FDA approval is received, as well as to retain other qualified personnel, the Board believes it is necessary that further shares of Common Stock be reserved for issuance under the Option Plan. The Board believes that an additional 800,000 shares of Common Stock should be sufficient for this purpose for approximately 12 months.

      Require Shareholder Approval of any Amendment to the Option Plan if such Amendment would (a) Decrease the Grant or Exercise Price of any Option to less than Fair Market Value (as defined in the Option Plan) on the Date of Grant or (b) Increase the Total Number of Shares that may be Distributed under the Option Plan.

      Presently, the Option Plan also provides that the Committee may amend the Option Plan in any respect without shareholder approval unless such approval is required to be obtained in order to comply with the requirements of The Nasdaq National Market or of a national securities exchange on which the shares of Common Stock are traded, or other applicable provisions of state or federal law or self-regulatory agencies.

      The Board believes that it is necessary to require shareholder approval of an amendment in circumstances where such amendment would either decrease the grant or exercise price of any option below the Fair Market Value or increase the total number of shares that may be distributed under the Option Plan. The Board's belief is based upon the fact that an increase in the number of shares covered under the Option Plan would be dilutive to shareholders, as would grants of options below the Fair Market Value.

      The shareholders of the Company are being requested to consider and approve these amendments to the Option Plan.

Summary of the Option Plan

      The essential features of the Option Plan are outlined below.

Administration of the Option Plan

      The Committee, which may be composed only of two or more "Non-Employee Directors" as defined by Regulation 240.16b-3 under the Exchange Act, administers the Option Plan.

Eligibility

      ISOs may be granted to employees (including officers) of the Company or any Parent or Subsidiary thereof and NQSOs may be granted to employees, officers, consultants and independent contractors of the Company or any Parent, Subsidiary or Affiliate thereof as the Committee determines will assist the Company's endeavors.

Grant of Options

      The Committee selects persons to be granted options (collectively, the "Optionees" or individually, an "Optionee") and determines (i) whether the respective option is to be an ISO or a NQSO, (ii) the number of shares of Common Stock purchasable under the option, (iii) the time or times when the option becomes exercisable, (iv) the exercise price, which for NQSOs cannot be less than eighty-five percent (85%) of the fair market value of the Common Stock on the date of grant (100% of such fair market value for ISOs), and (v) the duration of the option, which cannot exceed ten years (five years for ISOs granted to a person who owns or is considered as owning stock possessing more than 10% of the total voting power of all classes of stock of the Company or any subsidiary thereof (a "Ten Percent Shareholder").

      The exercise price of an option shall be not less than the fair market value in the case of an ISO, or 85 % of the fair market value in the case of a NQSO, of the shares at the time that the option is granted. For purposes of the Option Plan, the "fair market value" of the shares shall be deemed to be, if the shares are traded on The Nasdaq Stock Market, National Market or on a national securities exchange, the closing sales price of the shares on The Nasdaq Stock Market, National Market or such national securities exchange on the business day immediately preceding the day as of which the determination is being made or on the next preceding day on which the shares were traded if no shares were traded on such day.

      The aggregate fair market value (determined as of the time an option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under the Option Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000.

      Each option granted under the Option Plan shall be evidenced by a written stock option grant (the "Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of the Option Plan. The date of grant of an option shall be the date on which the Committee makes the determination to grant such option unless otherwise specified by the Committee. The Grant representing the option shall be delivered to the Optionee within a reasonable time after the granting of the option. The maximum aggregate number of shares of Common Stock with respect to which options, whether ISOs or NQSOs, that may be granted to any person or entity eligible under the Option Plan within any one calendar year is 500,000 shares.

      At the discretion of the Committee, the Company may reserve to itself or its assignee(s) in the Grant (a) a tight of first refusal to purchase any shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party and (b) a right to repurchase any or all shares held by an Optionee upon the Optionee's termination of employment or service with the Company or a Parent, Subsidiary or Affiliate of the Company for any reason within a specified time as determined by the Committee at the time of grant at (i) the Optionee's original purchase price, (ii) the fair market value of such shares as determined by the Committee in good faith or (iii) a price determined by a formula or other provision set forth in the Grant.

Exercise of Options

      Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant.

      Payment for the shares may be made (i) in cash, (ii) by surrender of shares of Common Stock of the Company having a fair market value equal to the exercise price of the option, or (iii) by any combination of the foregoing where approved by the Committee in its sole discretion; provided, however, in the event of payment of shares of Common Stock by method (ii) above, the shares so surrendered, if originally issued to the Optionee upon exercise of an option(s) granted by the Company, shall have been held by the Optionee for more than six months.

      Notwithstanding the exercise periods set forth in the Grant, exercise of an option shall always be subject to the following limitations: (i) an option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws, as they are in effect on the date of exercise and (ii) the Committee may specify a reasonable minimum number of shares that may be purchased on any exercise of an option, provided that such minimum number will not prevent the Optionee from exercising the option for the full number of shares as to which the option is then exercisable.

      Prior to the issuance of shares upon the exercise of an option, the Optionee is required to pay or make adequate provision for payment of any federal, state or local withholding tax obligations of the Company, in the manner determined in the sole discretion of the Committee. No Optionee shall have any of the rights of a shareholder of the Company with respect to any shares subject to an option until the option has been validly exercised.

      If an Optionee becomes disabled, retires, or ceases to be employed by or associated with the Company for any reason (other than death), all options held by the Optionee will terminate and lapse: (i) in the case of an ISO, on the date 45 days following the last day that the Optionee is employed by or associated with the Company and (ii) in the case of a NQSO, on the date six months following the last day that the Optionee is employed by or associated with the Company. If an Optionee should die, regardless of whether the Optionee holds ISOs or NQSOs, all options held by the Optionee shall terminate and lapse on the date twelve months following the Optionee's death.

Ability to Exercise an Incentive Stock Options

      During the lifetime of the Optionee, an ISO shall be exercisable only by the Optionee.

Option Adjustments

      The Option Plan contains a customary anti-dilution provision that provides that in the event of any change in number of the Company's outstanding Common Stock by reason of a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of the Common Stock available under the Option Plan and the number of shares subject to outstanding options and exercise price per share of such options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws. No certificate or scrip representing fractional shares shall be issued upon the exercise of any option and any resulting fractions of a share shall be ignored.

Change of Control

      In the event of a Change of Control (as defined below) of the Company, all outstanding options shall accelerate and become immediately fully exercisable; provided, however, that with respect to any Grant which includes performance milestones relating to the exercisability of the options, the Committee shall have discretion to determine in such Grant the extent, if at all, that such options granted therein shall accelerate and become exercisable upon a Change of Control.

      For purposes of the Option Plan, a "Change of Control" shall mean (i) the sale or other disposition to a person, entity or group (as such term is defined in Rule 13d-5 under the Exchange Act) of 50% or more of the Company's consolidated assets, (ii) the acquisition of 50% or more of the outstanding shares by a person or group (as such term is defined in Rule 13d-5 under the Exchange Act) or (iii) if the majority of the Company's Board of Directors consists of persons other than Continuing Directors (as defined below).

      The term "Continuing Director" shall mean any member of the Company's Board of Directors on the effective date of the Option Plan and any other member of the Board of Directors who shall be recommended or elected to succeed or become a Continuing Director by a majority of the Continuing Directors who are then members of the Board of Directors. The aggregate fair market value (determined at the time an option is granted) of ISOs, which first become exercisable in the year of such dissolution, liquidation, merger, sale of stock or sale of assets cannot exceed $100,000. Any remaining accelerated options shall be NQSOs.

Amendments to the Option Plan

      The Committee may at any time terminate or amend the Option Plan in any respect (including, but not limited to, any form of grant, agreement or instrument to be executed pursuant to the Option Plan); provided, however, that shareholder approval shall be required to be obtained by the Company if required to comply with the listed company requirements of The Nasdaq National Market or of a national securities exchange on which the shares of Common Stock are traded, or other applicable provisions of state or federal law or self-regulatory agencies; provided, further, that no amendment of the Option Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the Optionee.

Transferability of Options

      No ISO may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

      A NQSO may be sold, pledged, assigned, hypothecated, transferred or disposed of as determined by the Committee and as set forth in a grant with an Optionee.

Issuance of Shares

      The shares of Common- Stock, when issued and paid for pursuant to options granted under the Option Plan, shall be issued as fully paid and non-assessable shares.

Termination of the Option Plan

      No options may be granted under the Option Plan subsequent to May 26, 2002, but options theretofore granted may extend beyond that date and the terms of the Option Plan shall continue to apply to such options and to any shares acquired upon exercise thereof. The Option Plan may be sooner terminated at the discretion of the Committee.

Federal Income Tax Consequences

      The following is based upon federal tax laws and regulations as presently in effect and does not purport to be a complete description of the federal income tax aspects of the Option Plan. Also, the specific state tax consequences to each participant under the Option Plan may vary, depending upon the laws of the various states and the individual circumstances of each participant.

Incentive Stock Options

      No taxable income is recognized by the Optionee upon the grant of an ISO under the Option Plan. Further, no taxable income will be recognized by the Optionee upon exercise of an ISO granted under the Option Plan and no business expense deduction will be available to the Company. Generally, if the Optionee holds shares acquired upon the exercise of ISOs for at least two (2) years from the date of grant of the option and for at least one (1) year from the date of exercise, any gain on a subsequent sale of such shares will be considered as long-term capital gain. The gain recognized upon the sale of the shares is equal to the excess of the selling price of the shares over the exercise price. Therefore, the net federal income tax effect on the holders of ISOs who meet the required holding period provisions is to defer, until the shares are sold, taxation of any increase in the value of the shares from the date of grant and to treat such gain, at the time of sale, as capital gain rather than ordinary income.

      However, in general, if the Optionee sells the shares prior to expiration of either the two-year or one-year period, referred to as a "disqualifying disposition," the Optionee will recognize taxable income at ordinary tax rates in an amount equal to the lesser of (i) the value of the shares on the date of exercise, less the exercise price; or (ii) the amount realized on the date of sale, less the exercise price, and the Company will receive a corresponding business expense deduction. The balance of the gain recognized on the disqualifying disposition will be long-term or short-term capital gain depending upon the holding period of the optioned shares. The two-year and one-year holding period rules do not apply to optioned shares which are disposed of by the Optionee's estate or a person who acquired such shares by reason of the death of the Optionee.

      Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the Company's Chief Executive Officer or any one of the Company's other four (4) most highly compensated executive officers. Certain performance-based compensation is not subject to the limitation on deductibility. Options can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for a specified period is stated in the Option Plan, and shareholder and Board approval of the Option Plan is obtained. The Option Plan has been drafted to allow compliance with those performance-based criteria that relate to ISOs.

      If shares of Common Stock are used in payment of the exercise price of an ISO, the following rules apply:

            (i) If the exercise price under an ISO is paid by delivery of shares of Common Stock previously acquired upon exercise of an earlier granted ISO, if such delivery constitutes a "disqualifying disposition" of the delivered shares because such shares of Common Stock had not been held long enough to satisfy the requisite two-year and one-year holding periods applicable to ISOs, such disqualifying disposition will render the Optionee subject to ordinary taxation as discussed above on the delivered shares. To the extent the number of newly acquired shares equals the number of delivered shares as to which there was a disqualifying disposition, the basis for such newly acquired shares will be equal to the fair market value of the delivered shares at the time they were delivered, and the holding period for these newly acquired shares will, except for disqualifying disposition purposes, include the period for which the delivered shares were held; and to the extent the number of newly acquired shares exceeds the number of delivered shares, such additional shares will have a zero basis and a holding period measured from the date of exercise of the option; and

            (ii) If an ISO is exercised with (i) shares of Common Stock acquired upon exercise of an ISO and held for the requisite holding period prior to delivery, (ii) shares of Common Stock acquired under a NQSO, or (iii) shares of Common Stock acquired through open-market purchases, then the Optionee will not recognize any taxable income (other than relating to alternative minimum tax) with respect to the shares of Common Stock so delivered. To the extent the purchased shares equal in number the shares of Common Stock delivered in payment of the exercise price, the newly acquired shares will have the same basis and holding period as the delivered shares. The balance of the purchased shares will have a zero basis for tax purposes, and their holding period will commence on the date these additional shares are acquired upon exercise by the Optionee.

      At the date of this Proxy Statement, long-term capital gain is taxed to individuals at a maximum preferential rate of 20%, and items of ordinary income are currently taxed to individuals at a maximum rate of 39.6%.

      An employee may be subject to an alternative minimum tax upon exercise of an ISO since the excess of the fair market value of the optioned stock at the date of exercise over the exercise price must be included in alternative minimum taxable income, unless the acquired shares are disposed of in the same year that the option was exercised.

Non-Qualified Stock Options

      As in the case of ISOs, the grant of NQSOs will not result in any taxable income to the Optionee.

      However, unlike ISOs, generally the Optionee will recognize ordinary income in the year in which the option is exercised in the amount by which the fair market value of the purchased shares on the date of exercise exceeds the exercise price.

      The fair market value of the shares on the date income is required to be recognized will constitute the tax basis thereof for computing gain or loss on any subsequent sale. Any gain or loss recognized by the Optionee upon the subsequent disposition of the shares will be treated as capital gain or loss and will qualify as long-term capital gain or loss if the shares are held for more than twelve months prior to disposition.

      Generally, the Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the Optionee at the date of exercise. The income recognized by the Optionee will be treated as compensation income and will be subject to income tax withholding by the Company.

      Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the Company's Chief Executive Officer or any one of the Company's other four (4) most highly compensated executive officers.

      Certain performance-based compensation is not subject to the limitation on deductibility. Options can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for a specified period is stated in the Option Plan, and shareholder and Board approval of the Option Plan is obtained. The Option Plan has been drafted to allow compliance with those performance-based criteria that relate to NQSOs, except that NQSOs granted with an exercise price less than the fair market value of the Common Stock on the date of the grant will not meet such performance-based criteria and, accordingly, the compensation attributable to such options will be subject to the deductibility limitations contained in Section 162(m) of the Code.

      At the date of this Proxy Statement, long-term capital gain is taxed to individuals at a maximum preferential rate of 20%, and items of ordinary income are currently taxed to individuals at a maximum rate of 39.6%.

Required Vote

      Approval of the Option Plan Amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. In instances of broker non-votes, those shares will not be included in the vote totals, and therefore will have no effect on the vote for the approval of the Option Plan Amendment. Unless marked to the contrary, proxies received will be voted FOR approval of the Option Plan Amendment.

The Board of Directors recommends that shareholders vote FOR the approval of the Option Plan Amendment.

             APPROVAL OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

Adoption of Employee Stock Purchase Plan by the Board

      On March 30, 2000 the Board of Directors adopted the Company's Employee Stock Purchase Plan (the "Purchase Plan") and directed that the Purchase Plan be submitted to a vote of the shareholders at the Annual Meeting. If approved by the shareholders, the Purchase Plan will become effective July 1, 2000.

Purpose

      The purpose of the Purchase Plan is to provide eligible employees with an opportunity to acquire a proprietary interest in the Company through the purchase of its Common Stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Purchase Plan is an "employee stock purchase plan" under Section 423 of the Code.

Administration

      The Purchase Plan will be administered by a committee consisting of two or more executive officers of the Company as designated by the Board of Directors (the "Committee"). Subject to the provisions of the Purchase Plan, the Committee is authorized to determine any questions arising in the administration, interpretation and application of the Purchase Plan, and to make such uniform rules as may be necessary to carry out its provisions.

Eligibility and Number of Shares

      Up to 100,000 shares of Common Stock of the Company are available for distribution under the Purchase Plan, subject to appropriate adjustments by the Committee in the event of certain changes in the outstanding shares of Common Stock by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions. Shares delivered pursuant to the Purchase Plan may be acquired by purchase for the accounts of participants on the open market or in privately negotiated transactions by a registered securities broker/dealer selected by the Company (the "Agent"), by direct issuance from the Company (whether newly issued or treasury shares) or by any combination thereof.

      Any employee of the Company or, subject to approval by the Board of Directors, a parent or subsidiary corporation of the Company will be eligible to participate in the Purchase Plan for any Purchase Period (as defined below) so long as, on the first day of such Purchase Period, the employee is customarily employed for more than five months in any calendar year and is customarily employed at least 20 hours per week. "Purchase Period" means each quarter of the Company's fiscal year beginning on July 1, 2000.

      Any eligible employee may elect to become a participant in the Purchase Plan for any Purchase Period by filing an enrollment form no later than the fifteenth day of the month immediately preceding the Purchase Period to which it relates. The enrollment form will authorize payroll deductions beginning with the first payday in such Purchase Period and continuing until the employee modifies his or her authorization, withdraws from the Purchase Plan or ceases to be eligible to participate.

      No employee may participate in the Purchase Plan if such employee would be deemed for purposes of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

      The Company currently has approximately 100 employees who are eligible to participate in the Purchase Plan.

Participation

      An eligible employee who elects to participate in the Purchase Plan will authorize the Company to make payroll deductions of a specified whole percentage of the employee's gross cash compensation as defined in the Purchase Plan. A participant may, at any time during a Purchase Period, direct the Company to make no further deductions, as set forth in greater detail in the Purchase Plan. A participant may also elect to withdraw from the Purchase Plan at any time before the end of a Purchase Period. In the event of a withdrawal, all future payroll deductions will cease and the participant may direct that the entire credit balance in the account be used to purchase Common Stock at the end of the Purchase Period or be paid to the participant, without interest, in cash. Any participant who stops payroll deductions may not thereafter resume payroll deductions for that Purchase Period, and any participant who withdraws from the Purchase Plan will not be eligible to reenter the Purchase Plan until the next succeeding Purchase Period.

      Amounts withheld under the Purchase Plan will be held by the Company as part of its general assets until the end of the Purchase Period and then applied to the purchase of Common Stock of the Company as described below. No interest will be credited to a participant for amounts withheld.

Purchase of Stock

      As of the last day of each Purchase Period, the amounts withheld for a participant in the Purchase Plan will be used to purchase shares of Common Stock of the Company. The purchase price of each share will be equal to the 85% of the lesser of the Fair Market Value (as defined in the Purchase Plan) of a share of Common Stock on either the first or last day of the Purchase Period. All amounts so withheld will be used to purchase the number of shares of Common Stock (including fractional shares) that can be purchased with such amounts at such price, unless the participant has properly notified the Company that he or she elects to purchase a lesser number of shares or to receive the entire amount in cash. If some or all of such shares are acquired for the accounts of participants on the open market or in privately negotiated transactions, the Company will provide to the Agent such funds, in addition to the funds available from participants' payroll deductions, as may be necessary to permit the Agent to purchase that number of shares (including brokerage fees and expenses).

      No more than $25,000 in Fair Market Value (determined on the first day of the respective Purchase Periods) of shares of Common Stock may be purchased under the Purchase Plan of the Company and any parent or subsidiary corporation of the Company by any participant for each calendar year.

      If purchases by all participants would exceed the number of shares of Common Stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of such available shares. Any amount not used to purchase shares of Common Stock will be refunded to the participant in cash.

      Shares of Common Stock acquired by each participant will be held in a general securities brokerage account maintained by the Agent for the benefit of all participants, with the Agent maintaining individual subaccounts for each participant. Each participant will be entitled to vote all shares held for the benefit of such participant in the general securities brokerage account. Certificates for the number of whole shares of Common Stock purchased by a participant will be issued and delivered to him or her only upon the request of such participant or his or her representative to the Company. No certificates for fractional shares will be issued and any credit balance which is not sufficient to purchase a full share will be retained in the participant's subaccount for the subsequent Purchase Period. Upon closing of an account the participant will receive a cash distribution representing the full value of any fractional shares.

      Dividends on a participant's shares held in the general securities brokerage account will automatically be reinvested in additional shares of Common Stock of the Company. The Agent will commingle all dividends paid on all participants' shares held in the general securities brokerage account and will purchase on the open market, or in privately negotiated transactions, as soon as reasonably practicable after the receipt of the dividends, as many shares of Common Stock of the Company as can be acquired with such commingled dividends, and the purchase price of each such share (each, a "Reinvestment Share") is the average price paid by the Agent in purchasing all Reinvestment Shares for all participants with the proceeds of such dividend payment. There is allocated to each participant's individual subaccount such participant's pro rata portion of the shares purchased with the commingled funds. The Company pays all brokerage fees and expenses of the Agent in connection with the reinvestment of dividends.

Death, Disability, Retirement or Other Termination of Employment

      If a participant's employment is terminated prior to the end of a Purchase Period for any reason, including death, permanent disability, or retirement, the entire balance in the participant's account will be applied to the purchase of shares as described above as of the last day of the Purchase Period in which the Participant's employment terminated; except that if such participant so requests prior to the last day of such Purchase Period, the Company shall refund in cash within 30 days all amounts credited to his or her account.

Rights Not Transferable

      The rights of a participant under the Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the Purchase Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution.

Amendment or Modification

      The Board of Directors may at any time amend the Purchase Plan in any respect which shall not adversely affect the rights of participants pursuant to shares previously acquired under the Purchase Plan, provided that approval by the shareholders of the Company is required to (i) increase the number of shares to be reserved under the Purchase Plan (except for adjustments by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares and similar transactions), (ii) decrease the minimum purchase price, (iii) withdraw the administration of the Purchase Plan from the Committee, or (iv) change the definition of employees eligible to participate in the Purchase Plan.

Termination

      All rights of participants in any offering under the Purchase Plan will terminate at the earlier of (i) the day that participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase or (ii) at any time, at the discretion of the Board of Directors, after 30 days' notice has been given to all participants. Upon termination of the Purchase Plan, shares of Common Stock will be purchased for participants in accordance with the terms of the Purchase Plan, and cash, if any, previously withheld and not used to purchase Common Stock will be refunded to the participants, as if the Purchase Plan were terminated at the end of a Purchase Period.

Federal Tax Considerations

      Payroll deductions under the Plan will be made after taxes. Participants will not recognize any additional income as a result of participation in the Plan until the disposal of shares acquired under the Plan or the death of the Participant. Participants who hold their shares for more than 21 months after the end of the Purchase Period or die while holding their shares will recognize ordinary income in the year of disposition or death equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition or death over the purchase price paid by the participant or (ii) the excess of the fair market value of the shares on the first day of the Purchase Period over the purchase price paid by the participant. If the 21-month holding period has been satisfied when the participant sells the shares or if the participant dies while holding the shares, the Company will not be entitled to any deduction in connection with the transfer of such shares to the participant.

      Participants who dispose of their shares within 21 months after the shares were purchased will be considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, the Company generally will be entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

      Participants will have a basis in their shares equal to the purchase price of their shares plus any amount that must be treated as ordinary income at the time of disposition of the shares. Any additional gain or loss realized on the disposition of shares acquired under the Purchase Plan will be capital gain or loss.

Voting Requirements

      The affirmative vote of holders of a majority of the outstanding shares of Common Stock present and entitled to vote at the Annual Meeting will be required for approval of the Purchase Plan. The Board of Directors recommends a vote FOR approval of the Purchase Plan, and the enclosed proxy will be so voted unless otherwise directed.

      The Board of Directors recommends that shareholders vote FOR the approval of the Purchase Plan.

              RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS

      Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors for the year ending December 31, 2000.

      The ratification of the reappointment of Ernst & Young LLP will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. In instances of broker non-votes, those shares will not be included in the vote totals and therefore will have no effect on the ratification of the reappointment of the independent auditors.

      It is anticipated that a representative of Ernst & Young LLP will be present at the Annual Meeting to answer appropriate questions within such firm's field of expertise. Such representative will have the opportunity to make a statement if he/she desires to do so.

      The Board of Directors recommends that shareholders vote FOR the reappointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2000.

                                 OTHER BUSINESS

      Management does not know of any matter to be brought before the Annual Meeting other than as described above. In the event any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal to be considered for inclusion in the Company's proxy soliciting material for the next Annual Meeting of Shareholders must be received by the Company at its principal office by December 31, 2000.

Dated:   April 7, 2000

                               NOVOSTE CORPORATION
                     AMENDED AND RESTATED STOCK OPTION PLAN

                  As Amended and Restated as of March 30, 2000

      1. PURPOSE. This Stock Option Plan ("Plan") is established to provide incentives for selected persons to promote the financial success and progress of Novoste Corporation ("Company") by granting such persons options to purchase shares of common stock of the Company. -

      2. DEFINITION OF "NON-EMPLOYEE DIRECTOR". As defined by Regulation 240.16b-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a "Non-Employee Director" is a person not currently an officer of the Company or a parent or subsidiary, who does not receive compensation either directly or indirectly as a consultant of the Company (except for an amount not required to be disclosed under Item 404(a) of Regulation S-K, e.g., not more than $60,000), does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K, and is not engaged in a business relationship which would require disclosure under Item 404(b) of Regulation S-K (e.g., where the director has a ten percent or more equity interest in an entity which makes or receives payments in excess of five percent of the Company's or that entity's consolidated gross revenues).

      3. ADOPTION OF PLAN; STOCK OPTION AND COMPENSATION COMMITTEE. This Plan shall be effective on the date that it is adopted by the Stock Option and Compensation Committee ("Committee") of the Board of Directors of the Company. The Committee shall at all times be composed only of two or more Non-Employee Directors. The Committee shall have and may exercise any and all of the powers relating to the administration of this Plan and the grant of options hereunder as are set forth herein.

      4. ADMINISTRATION.

            (a) This Plan shall be administered by the Committee.

            (b) The Committee shall have the authority to (i) exercise all of the powers granted to it under this Plan, (ii) construe, interpret and implement this Plan and any Grants (as defined below) executed pursuant to Section 8 hereof, (iii) prescribe, amend and rescind rules and regulations relating to this Plan, (iv) make all determinations necessary or advisable in administering this Plan and (v) correct any defect, supply any omission and reconcile any inconsistency in this Plan.

            (c) The determination of the Committee on all matters relating to this Plan or any Grant shall be final, binding and conclusive.

            (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any award thereunder.

      5. TYPES OF OPTIONS AND SHARES. Options granted under this Plan ("Options") may be either (a) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or (b) nonqualified stock options ("NQSOs"), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan ("Shares") are shares of the common stock of the Company.

      6. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is 4,900,000 Shares. Such number of Shares shall be subject to adjustment as provided in this Plan. If any Option is terminated in whole or in part for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

      7. ELIGIBILITY. Options may be granted only to such employees, officers, consultants and independent contractors of the Company or any Parent, Subsidiary or Affiliate of the Company (as defined below) as the Committee shall select from time to time in its sole discretion ("Optionees"), provided that only employees of the Company or a Parent or Subsidiary of the Company shall be eligible to receive ISOs. An Optionee may be granted more than one Option under this Plan. As used in this Plan, the following terms shall have the following meanings:

            (a) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (b) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (c) "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

      8. TERMS AND CONDITIONS OF OPTIONS. The Committee shall determine whether each Option is to be an ISO or a NQSO, the number of Shares for which the Option shall be granted, the exercise price of the Option, the periods during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following terms and conditions:

            (a) Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

            (b) Exercise Price. The exercise price of an Option shall be not less than the Fair Market Value (as defined herein) of the Shares at the time that the Option is granted. The term "Fair Market Value" means the closing sale price for a Share on the immediately preceding trading date as reported on The Nasdaq National Market or, if no closing sale price shall have been made on such relevant date, on the next preceding day on which there was a closing sale price; provided, however, that if no closing sale price shall have been made within the ten business days preceding such relevant date, or if deemed appropriate by the Committee for any other reason, the Fair Market Value of such Shares shall be as determined by the Committee. In no event shall the Fair Market Value of any Share be less than its par value.

            (c) Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant; provided, however, that no Option shall be exercisable after the expiration of ten years from the date the Option is granted and is subject to earlier termination in the event of the death or the voluntary or involuntary termination of the Optionee as set forth herein; provided, further, that no ISO granted to a Ten Percent Shareholder (as defined by Section 422 of the Code) shall be exercisable after the expiration of five years from the date the ISO is granted.

            (d) Limitations on ISOs. The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000.

            (e) Limitations on ISOs and NQSOs. Notwithstanding anything herein, the maximum aggregate number of Shares with respect to which Options, whether ISOs or NQSOs, may be granted to any person or entity eligible therefor under this Plan within any one calendar year is 500,000 Shares.

            (f) Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee. The Grant representing the Option shall be delivered to the Optionee within a reasonable time after the granting of the Option.

      9. EXERCISE OF OPTIONS.

            (a) Notice. Options may be exercised only by delivery to the Company of a written notice and exercise agreement in a form approved by the Committee, stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

            (b) Payment. Payment for the Shares may be made (i) in cash, (ii) by surrender of Shares having a Fair Market Value equal to the exercise price of the Option or (iii) by any combination of the foregoing where approved by the Committee in its sole discretion; provided, however, in the event of payment for the Shares by method (ii) above, the Shares so surrendered, if originally issued to the Optionee upon exercise of an Option(s) granted by the Company, shall have been held by the Optionee for more than six months.

            (c) Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal, state or local withholding obligations of the Company, if applicable.

            (d) Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                (i) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended ("Securities Act"), and all applicable state securities laws, as they are in effect on the date of exercise.

                (ii) The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the Option for the full number of Shares as to which the Option is then exercisable.

      10. DEATH OR VOLUNTARY OR INVOLUNTARY TERMINATION. Should an Optionee become disabled, retire or cease to be employed by or associated with the Company for any reason (other than death), all Options held by the Optionee shall terminate and lapse: (i) in the case of an ISO, on the date 45 days following the last day that the Optionee is employed by or associated with the Company and (ii) in the case of a NQSO, on the date six months following the last day that the Optionee is employed by or associated with the Company. Should an Optionee die, regardless of whether the Optionee holds ISOs or NQSOs, all Options held by the Optionee shall terminate and lapse on the date twelve months following the Optionee's death. Following the termination of an Optionee's employment by or association with the Company for any reason (including death), an Option may be exercised only for the number of Shares for which it could have been exercised on such termination date (and in no event following the expiration of such Option's term).

      11. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan.

      12. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding Shares is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Committee, Board of Directors or shareholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored.

      13. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue in the employ of the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Optionee's employment at any time, with or without cause.

      14. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all applicable state securities laws and compliance with the requirements of any stock exchange on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the Securities Act or with the registration or qualification requirement of any state securities laws or stock exchange.

      15. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself or its assignee(s) in the Grant (a) a right of first refusal to purchase any Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party and (b) a right to repurchase any or all Shares held by an Optionee upon the Optionee's termination of employment or service with the Company or a Parent, Subsidiary or Affiliate of the Company for any reason within a specified time as determined by the Committee at the time of grant at (i) the Optionee's original purchase price,
(ii) the Fair Market Value of such Shares as determined by the Committee in good faith or (iii) a price determined by a provision set forth in the Grant.

      16. CHANGE OF CONTROL. In the event of a Change of Control (as defined herein), all outstanding Options shall accelerate and become immediately fully exercisable; provided, however, that with respect to any Grant which includes performance milestones relating to the exercisability of the Options included therein, the Committee shall have discretion to determine in such Grant the extent, if at all, that such Options granted therein shall accelerate and become exercisable upon a Change of Control. For purposes of this Plan, a "Change of Control" shall mean (i) the sale or other disposition to a person, entity or group (as such term is defined in Rule 13d-5 under the Exchange Act) of 50% or more of the Company's consolidated assets, (ii) the acquisition of 50% or more of the outstanding Shares by a person or group (as such term is defined in Rule 13d-5) or (iii) if the majority of the Company's Board of Directors consists of persons other than Continuing Directors (as defined herein). The term "Continuing Director" shall mean any member of the Company's Board of Directors on the effective date of this Plan and any other member of the Board of Directors who shall be recommended or elected to succeed or become a Continuing Director by a majority of the Continuing Directors who are then members of the Board of Directors. The aggregate Fair Market Value (determined at the time an Option is granted) of ISOs which first become exercisable in the year of such dissolution, liquidation, merger, sale of stock or sale of assets cannot exceed $100,000. Any remaining accelerated Options shall be NQSOs.

      17. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan in any respect (including, but not limited to, any form of Grant, agreement or instrument to be executed pursuant to this Plan); provided, however, that shareholder approval shall be required to be obtained by the Company if such approval is required under applicable law, or if such amendment would (i) decrease the grant or exercise price of any Option to less than the Fair Market Value on the date of grant or (ii) increase the total number of shares of Common Stock that may be distributed under the Plan. No amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

      18. TERM OF PLAN. No Option shall be granted pursuant to this Plan on or after May 26, 2002, but Options theretofore granted may extend beyond that date and the terms of this Plan shall continue to apply to such Options and to any Shares acquired upon exercise thereof.

      19. APPLICABLE LAW. The validity, interpretation and enforcement of this Plan shall be governed in all respects by the laws of the State of Florida and the United States of America.

      20. ISSUANCE OF SHARES. The Shares, when issued and paid for pursuant to the Options granted hereunder, shall be issued as fully paid and non-assessable Shares.

      21. NON-TRANSFERABILITY OF ISOs. No ISO granted pursuant to the Plan shall be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner otherwise than by will or by the laws of descent or distribution and an ISO may be exercised during the lifetime of the Optionee only by such Optionee.

      22. TRANSFERABILITY OF NQSOs. A NQSO may be sold, pledged, assigned, hypothecated, transferred or disposed of as determined by the Committee and as set forth in a Grant with an Optionee.

                           [TO BE TYPED ON LETTERHEAD
                             OF NOVOSTE CORPORATION]

                          INCENTIVE STOCK OPTION AWARD

Date of Grant          [DATE]

Recipient              [NAME]

Number of Shares       [NUMBER]

Purchase Price
per Share              [PRICE]

Total Purchase
Price                  [NUMBER] x [PRICE]


Dear [NAME]:

We are pleased to inform you that, as a key employee of Novoste Corporation (the "Company"), you are hereby granted an option to purchase shares of Novoste Common Stock, par value $.01 per share, in the amount and at the price per share stated above. This option is granted pursuant to the Company's Amended and Restated Stock Option Plan (the "Plan"), a copy of which is attached, and is intended to be an ISO as defined by the Plan. This option is exercisable for a period of ten years from the date of the grant as stated above.

The right to exercise your option will vest per the following schedule:

From the date of the grant for one        No part of the option grant shall vest
year

More than one but less than two           25% of the option grant shall vest
years after the date of the grant

More than two but less than three         50% of the option grant shall vest
years after the date of the grant

More than three but less than four        75% of the option grant shall vest
years after the date of the grant

More than four years after the            100% of the option grant shall vest
date of the grant

This option may be exercised only by delivery to the Company of a written notice and exercise agreement in a form approved by the Company's Stock Option and Compensation Committee (the "Committee"), stating the number of shares being purchased, the restrictions imposed on the shares and such representations and agreements regarding your investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of shares being purchased.

Payment for the shares may be made (i) in cash, (ii) by surrender of shares having a Fair Market Value (as defined in the Plan) equal to the exercise price of this option or (iii) by any combination of the foregoing where approved by the Committee in its sole discretion; provided, however, that in the event of payment for the shares by method (ii) above, the shares so surrendered, if originally issued to you upon exercise of an option(s) granted by the Company, shall have been held by you for more than six months.

You may purchase all shares that are vested at any time prior to the expiration of the option by delivering full payment to the Corporate Secretary. You may purchase all or part of the shares which are vested; however, you may not make partial purchases in increments of less than 100 shares.

This option cannot be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Only you may exercise this option during your lifetime.

Sincerely,



Thomas D. Weldon
President and CEO

                           [TO BE TYPED ON LETTERHEAD
                             OF NOVOSTE CORPORATION]

                        NON-QUALIFIED STOCK OPTION AWARD

Date of Grant          [DATE]

Recipient              [NAME]

Number of Shares       [NUMBER]

Purchase Price
per Share              [PRICE]

Total Purchase
Price                  [NUMBER] x [PRICE]


Dear [NAME]:

We are pleased to inform you that, as a key employee of Novoste Corporation (the "Company"), you are hereby granted an option to purchase shares of Novoste Common Stock, par value $.01 per share, in the amount and at the price per share stated above. This option is granted pursuant to the Company's Amended and Restated Stock Option Plan (the "Plan"), a copy of which is attached, and is intended to be a NQSO as defined by the Plan. This option is exercisable for a period of ten years from the date of the grant as stated above.

The right to exercise your option will vest per the following schedule:

From the date of the grant for one        No part of the option grant shall vest
year

More than one but less than two           25% of the option grant shall vest
years after the date of the grant

More than two but less than three         50% of the option grant shall vest
years after the date of the grant

More than three but less than four        75% of the option grant shall vest
years after the date of the grant

More than four years after the            100% of the option grant shall vest
date of the grant

This option may be exercised only by delivery to the Company of a written notice and exercise agreement in a form approved by the Company's Stock Option and Compensation Committee (the "Committee"), stating the number of shares being purchased, the restrictions imposed on the shares and such representations and agreements regarding your investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of shares being purchased.

Payment for the shares may be made (i) in cash, (ii) by surrender of shares having a Fair Market Value (as defined in the Plan) equal to the exercise price of this option or (iii) by any combination of the foregoing where approved by the Committee in its sole discretion; provided, however, that in the event of payment for the shares by method (ii) above, the shares so surrendered, if originally issued to you upon exercise of an option(s) granted by the Company, shall have been held by you for more than six months.

You may purchase all shares that are vested at any time prior to the expiration of the option by delivering full payment to the Corporate Secretary. You may purchase all or part of the shares which are vested; however, you may not make partial purchases in increments of less than 100 shares.

This option cannot be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Only you may exercise this option during your lifetime. [MAY BE MODIFIED IF FORM S-8 REQUIREMENTS CHANGE]

Sincerely,



Thomas D. Weldon
President and CEO

                               NOVOSTE CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

      1. Purpose and Scope of Plan. The purpose of this employee stock purchase plan (the "Plan") is to provide the employees of Novoste Corporation ("Novoste") with an opportunity to acquire a proprietary interest in Novoste through the purchase of its common stock and, thus, to develop a stronger incentive to work for the continued success of Novoste. The Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended, and shall be interpreted and administered in a manner consistent with such intent.

      2.    Definitions.

      2.1. The terms defined in this section are used (and capitalized) elsewhere in this Plan.

            (a) "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of Novoste, as defined in Sections 424(e) and 424(f) of the Code or any successor provision, and whose participation in the Plan has been approved by the Board of Directors.

            (b)   "Board of Directors" means the Board of Directors of Novoste.


            (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            (d) "Committee" means two or more Novoste's executive officers as designated by the Board of Directors to administer the Plan under Section 13.

            (e) "Common Stock" means the common stock, par value $.01 per share (as such par value may be adjusted from time to time), of Novoste.

            (f)   "Company" means Novoste Corporation, a Florida corporation.

            (g) "Compensation" means the gross cash compensation (including wage, salary, commission, bonus, and overtime earnings) paid by Novoste or any Affiliate to a Participant in accordance terms of employment.

            (h) "Eligible Employee" means any employee of Novoste or an Affiliate whose customary employment is for more than five months in any calendar year and whose customary employment is at least 20 hours per week; provided, however, that "Eligible Employee" shall not include any person who would be deemed, for purposes of Section 423(b)(3) of the Code, to own, after giving effect to the grant of any rights pursuant to this Plan, stock possessing 5% or more of the total combined voting power or value of all classes of stock of Novoste.

            (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (j) "Fair Market Value" of a share of Common Stock as of any date means, if the Common Stock is listed on a national securities exchange or traded in the national market system, the closing price for such Common Stock on such exchange or national market system on the immediately preceding day on which the Common Stock was traded. If such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury applicable to plans intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code, however, Fair Market Value shall be determined in accordance with such regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14.

            (k) "Participant" means an Eligible Employee who has elected to participate in the Plan in the manner set forth in Section 4.


            (l) "Plan" means this Novoste Employee Stock Purchase Plan, as amended from time to time.


            (m) "Purchase Period" means each quarter of Novoste's fiscal year. The first Purchase Period will be the quarter that starts July 1, 2000 and ends September 30, 2000.

            (n) "Recordkeeping Account" means the account maintained in the books and records of Novoste recording the amount withheld from each Participant through payroll deductions made under the Plan.

      3. Scope of the Plan. Shares of Common Stock may be sold to Eligible Employees pursuant to this Plan commencing July 1, 2000, as hereinafter provided, but not more than 100,000 shares of Common Stock (subject to adjustment as provided in Section 14) shall be sold to Eligible Employees pursuant to this Plan. All sales of Common Stock pursuant to this Plan shall be subject to the same terms, conditions, rights and privileges. The shares of Common Stock sold to Eligible Employees pursuant to this Plan may be shares acquired by purchase on the open market or in privately negotiated transactions, by direct issuance from Novoste (whether newly issued or treasury shares) or by any combination thereof. Novoste, during the term of the Plan, shall at all times reserve and keep available, such number of shares as shall be sufficient to satisfy the requirements of the Plan.

      4. Eligibility and Participation. To be eligible to participate in the Plan for a given Purchase Period, an employee must be an Eligible Employee on the cutoff date for such Purchase Period. The cutoff date is the 15th day of the month immediately preceding the Purchase Period. An Eligible Employee may elect to participate in the Plan by filing an enrollment form and payroll deduction authorization form with the Novoste Human Resources department before the prescribed cutoff date for each Purchase Period. Regular payroll deductions from Compensation will begin with the first payday in such Purchase Period and continue until the Eligible Employee withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided.

      5.    Amount of Common Stock Each Eligible Employee May Purchase.

      5.1. Subject to the provisions of this Plan, each Eligible Employee shall be offered the right to purchase on the last day of the Purchase Period the number of shares of Common Stock that can be purchased at the price specified in Section 5.2 with the entire credit balance in the Participant's Recordkeeping Account; provided, however, that the Fair Market Value (determined on the first day of any Purchase Period) of shares of Common Stock that may be purchased by a Participant during any calendar year shall not exceed $25,000 (therefore, with a 15% discount, the maximum cash contribution can not exceed $21,250). If the purchases by all Participants would otherwise cause the aggregate number of shares of Common Stock to be sold under the Plan to exceed the number specified in Section 3, each Participant shall be allocated a ratable portion of the maximum number of shares of Common Stock which may be sold.

      5.2. The purchase price of each share of Common Stock sold pursuant to this Plan shall be the lesser of (a) or (b) below:

            (a) 85% of the Fair Market Value of such share on the first day of the Purchase Period.

            (b) 85% of the Fair Market Value of such share on the last day of the Purchase Period.

      6.    Method of Participation.

      6.1. Novoste shall give notice to each Eligible Employee of the opportunity to purchase shares of Common Stock pursuant to this Plan and the terms and conditions for such offering. Such notice is subject to revision by Novoste at any time prior to the date of purchase of such shares. Novoste contemplates that for tax purposes the first day of a Purchase Period will be the date of the offering of such shares.

      6.2. Each Eligible Employee who desires to participate in the Plan for a Purchase Period shall signify his or her election to do so by signing an enrollment form. An Eligible Employee may elect to have any whole percent of Compensation withheld per pay period. An election to participate in the Plan and to authorize payroll deductions as described herein must be made prior to the prescribed cutoff date for each Purchase Period to which it relates and shall remain in effect unless and until such Participant withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided.

      6.3. Any Eligible Employee who does not make a timely election as provided in Section 6.2, shall be deemed to have elected not to participate in the Plan. Such election shall be irrevocable for such Purchase Period.

      6.4. Nothing herein contained shall affect an employee's right to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance, retirement savings/401(k) plan or other employee welfare plan or program of Novoste.

      7.    Recordkeeping Account.

      7.1. Novoste shall maintain a Recordkeeping Account for each Participant. Payroll deductions pursuant to Section 6 shall be credited to such Recordkeeping Accounts on each payday.

      7.2.  No interest shall be credited to a Participant's Recordkeeping
            Account.

      7.3. The Recordkeeping Account is established solely for accounting purposes, and all amounts credited to the Recordkeeping Account shall remain part of the general assets of Novoste.

      7.4. A Participant may not make any separate cash payment into the Recordkeeping Account.

      8.    Right to Adjust Participation or to Withdraw.

      8.1. A Participant may, at any time during a Purchase Period, direct Novoste to make no further deductions from his or her future Compensation, subject to the limitation in Section 6.2. Upon any such action, future payroll deductions with respect to such Participant shall cease in accordance with the Participant's direction.

      8.2. Any Participant who stops payroll deductions may not thereafter resume payroll deductions during such Purchase Period.

      8.3. At any time before the end of a Purchase Period, any Participant may withdraw from the Plan. In such event, all future payroll deductions shall cease. The Participant may direct that the entire credit balance in the Participant's Recordkeeping Account be used to purchase stock at the end of the Purchase Period or be paid to the Participant, without interest, in cash. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the next succeeding Purchase Period.

      8.4. Notification of a Participant's election to increase, decrease, or terminate deductions, or to withdraw from the Plan, shall be made by filing an appropriate form with Novoste. Notification to increase or decrease deductions received before the prescribed cutoff date for each Purchase Period will become effective that Purchase Period.

      9. Termination of Employment. If a Participant's employment is terminated prior to the end of a Purchase Period for any reason, including death, permanent disability, or retirement, the entire balance in the Participant's Recordkeeping Account will be applied to the purchase of shares as described above as of the last day of the Purchase Period in which the Participant's employment terminated; except that if such Participant so requests prior to the last day of such Purchase Period, the Company shall refund in cash within 30 days all amounts credited to his or her Recordkeeping Account.

      10.   Purchase of Shares.

      10.1. As of the last day of each Purchase Period, the entire credit balance in each Participant's Recordkeeping Account shall be used to purchase shares (including fractional shares) of Common Stock (subject to the limitations of Section 5) unless the Participant has filed an appropriate form with Novoste in advance of that date (which elects to receive the entire credit balance in cash). No fractional shares shall be purchased; any credit balance which is not sufficient to purchase a full share shall be retained in the Participant's account for the subsequent Purchase Period.

      10.2. Shares of Common Stock acquired by each Participant shall be held in a general securities brokerage account maintained for the benefit of all Participants with a registered securities broker/dealer selected by the Company (the "Agent"). The Agent shall maintain subaccounts for each Participant in such general account to which shall be allocated such Participant's shares of Common Stock.

      10.3. Prior to the last day of each Purchase Period, Novoste shall determine whether some or all of the shares of Common Stock to be purchased as of the last day of such Purchase Period will be purchased by the Agent for the accounts of Participants on the open market or in privately negotiated transactions. If some or all of such shares are to be so purchased by the Agent, Novoste shall advise the Agent of the number of shares to be so purchased and shall provide to the Agent such funds, in addition to the funds available from Participants' Recordkeeping Accounts, as may be necessary to permit the Agent to so purchase such number of shares (including all brokerage fees and expense).


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

      10.4. Dividends with respect to a Participant's shares of Common Stock held in the account maintained by the Agent shall automatically be reinvested in additional shares of Common Stock. The Agent shall commingle all dividends paid on all Participants' shares held in the account and shall purchase on the open market, or in privately negotiated transactions, as soon as reasonably practicable after the receipt of the dividends, as many shares of Common Stock as can be acquired with such commingled dividends and the purchase price of each such Reinvestment Share shall be the average price paid by the Agent in purchasing all Reinvestment Shares for all Participants with the proceeds of such dividend payment. There shall be allocated to each Participant's individual account such Participant's pro rata portion of the Reinvestment Shares purchased with the commingled funds. Novoste shall pay all brokerage fees and expenses of the Agent in connection with the reinvestment of dividends.

      10.5. Each Participant shall be entitled to vote all shares held for the benefit of such Participant in the account maintained by the Agent.

      10.6. Certificates for the number of whole shares of Common Stock, determined as aforesaid, purchased by each Participant shall be issued and delivered to him or her, registered in the form directed by the Participant, only upon the request of the Participant or his or her representative. Any such request shall be made by filing an appropriate form with Novoste. No certificates for fractional shares will be issued. Upon closing of the account, the Participant will receive a cash distribution representing the value of any fractional shares.

      11. Rights as a Stockholder. A Participant shall not be entitled to any of the rights or privileges of a stockholder of Novoste with respect to shares of Common Stock under the Plan, including the right to receive any dividends which may be declared by Novoste, until (i) he or she actually has paid the purchase price for such shares and (ii) either the shares have been credited to the account maintained by the Agent for the Participant's benefit or certificates have been issued to the Participant, both as provided in Section 10.

      12. Rights Not Transferable. A Participant's rights under this Plan are exercisable only by the Participant during his or her lifetime, and may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign or transfer the same shall be null and void and without effect. The amounts credited to a Recordkeeping Account may not be assigned, transferred, pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.

      13. Administration of the Plan. This Plan shall be administered by the Committee, which is authorized to make such uniform rules as may be necessary to carry out its provisions. The Committee shall determine any questions arising in the administration, interpretation and application of this Plan, and all such determinations shall be conclusive and binding on all parties. All costs and taxes expenses incurred in


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

administering the Plan shall be paid by Novoste. Any applicable to the Participant's account shall be charged or credited to the Participant's account by Novoste.

      14. Adjustment upon Changes in Capitalization. In the event of any change in the Common Stock by reason of stock dividends, split-ups, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares and the like, the aggregate number and class of shares available under this Plan and the number, class and purchase price of shares available but not yet purchased under this Plan, shall be adjusted appropriately by the Committee.

      15. Registration of Certificates. Stock certificates to be issued and delivered upon the request of the Participant or his or her representative, as provided in Section 10.6, shall be, registered in the name of the Participant, or jointly, as joint tenants with the right of survivorship, in the name of the Participant and another person, as the Participant or his or her representative may direct on an appropriate form filed with Novoste.

      16. Amendment of Plan. Novoste expects to continue the Plan until such time as the shares reserved for issuance under the Plan have been sold. Novoste reserves, however, the right at any time to amend this Plan in any respect which shall not adversely affect the rights of Participants pursuant to shares previously acquired under the Plan, except that, without stockholder approval on the same basis as required by Section 19.1, no amendment shall be made (i) to increase the number of shares to be reserved under this Plan, (ii) decrease the minimum purchase price, (iii) to withdraw the administration of this Plan from the Committee, or (iv) to change the definition of employees eligible to participate in the Plan.

      17. Effective Date of Plan. This Plan shall consist of an offering commencing July 1, 2000, and continuing on a quarterly basis thereafter. All rights of Participants in any offering hereunder shall terminate at the earlier of (i) the day that Participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase or (ii) at any time, at the discretion of the Board of Directors, after 30 days' notice has been given to all Participants. Upon termination of this Plan, shares of Common Stock shall be purchased for Participants in accordance with Section 10.1, and cash, if any, remaining in the Participants' Recordkeeping Accounts shall be refunded to them, as if the Plan were terminated at the end of a Purchase Period.

      18. Governmental Regulations and Listing. All rights granted or to be granted to Eligible Employees under this Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for this Plan, including, without limitation, there being a current registration statement of Novoste under the Securities Act of 1933, as amended, covering the shares of Common Stock purchasable on the last day of the Purchase Period applicable to such shares, and if such a registration statement shall not then be effective, the term of such Purchase Period shall be extended until the first business day after the effective date of such a registration statement, or post-effective amendment thereto. All such rights hereunder are also similarly subject to effectiveness of an appropriate listing application to the Nasdaq National Market, covering the shares of Common Stock under the Plan upon official notice of issuance.

      19.   Miscellaneous.

      19.1. This Plan shall be submitted for approval by the stockholders of Novoste prior to January 1, 2001. If not so approved prior to such date, this Plan shall terminate on December 31, 2000.

      19.2. This Plan shall not be deemed to constitute a contract of employment between Novoste and any Participant, nor shall it interfere with the right of Novoste to terminate any Participant and treat him or her without regard to the effect which such treatment might have upon him or her under this Plan.

      19.3. Wherever appropriate as used herein, the masculine gender may be read as the feminine gender, the feminine gender may be read as the masculine gender, the singular may be read as the plural and the plural may be read as the singular.

      19.4. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

      19.5. Delivery of shares of Common Stock or of cash pursuant to the Plan shall be subject to any required withholding taxes. A person entitled to receive shares of Common Stock may, as a condition precedent to receiving such shares, be required to pay Novoste a cash amount equal to the amount of any required withholdings.


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